SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

          Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-11808	59-2219994
(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 Main Street, Suite 3100, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 817-820-7080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Wound Management Technologies, Inc., announced today that it has reached an agreement in principle to acquire BioPharma Management Technologies, Inc., a privately held biotechnology company with a platform of proprietary and patented technologies for topical pain management and resorbable orthoses. The transaction would be structured as a share exchange pursuant to which BioPharma would become a wholly owned subsidiary of Wound Management in exchange for 5,000,000 shares of Wound Management common stock. The transaction is subject to certain contingencies, including a complete legal, financial and technical review of BioPharma by Wound Management.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

     99.1     Press Release dated June 15, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wound Management Technologies, Inc.
Date: June 15, 2009
/s/Scott A. Haire
Scott A. Haire, Chairman of the Board,
Chief Executive Officer
And President (Principal Financial
Officer)

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